                         AMERICAN ENERGY SERVICES, INC.

                                   EXHIBIT 23




To the Board of Directors
American Energy Services, Inc.

In connection with our audits of the financial statements of American Energy Services, Inc. as of February 28, 2001 and February 29, 2000, and for each of the two years then ended, which financial statements are included in the Form 10-KSB, we have also audited the financial statement schedules listed in Item 14 herein.

In our opinion, these financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.



Simonton, Kutac & Barnidge, L.L.P.
Houston, Texas


May 25, 2001

                         AMERICAN ENERGY SERVICES, INC.

                 SCHEDULE II - VALUATION OF QUALIFYING ACCOUNTS


                                            BALANCE      ACQUISITIONS      CHARGE        CHARGED                       BALANCE AT
                                          AT BEGINNING       AND             TO          TO OTHER                        END OF
                                           OF PERIOD     DISPOSITIONS    OPERATIONS      ACCOUNTS     DEDUCTIONS         PERIOD
                                         -------------  --------------  ------------   ------------  -------------   --------------
Year ended February 28, 2001
    Allowance for doubtful accounts         $20,000         $  --          $39,493        $  --          $  --          $59,493
                                            =======         ======         =======        =======        =======        =======
Year ended February 29, 2000
    Allowance for doubtful accounts         $20,000         $  --          $  --          $  --          $  --          $20,000
                                            =======         ======         =======        =======        =======        =======


             See accompanying notes to these financial statements.